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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                November 18, 1997




                                 VARIFLEX, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                         -----------------------------
                 (State or other jurisdiction of incorporation)

               0-24338                           95-3164466
     (Commissioner File Number)      (IRS Employer Identification Number



                             5152 N. Commerce Avenue
                               MOORPARK, CA 93021
                         -----------------------------
               (Address of principal executive offices) (Zip Code)



             Registrant's telephone number, including area code: (805) 523-0322
                                                                 ---------------

Item 5.  Other Events.

     On November 18, 1997, Remy Capital Partners IV, L.P., a private investment partnership ("Remy"), acquired approximately 28 percent of the common stock of Variflex, Inc. (the "Company"). Remy purchased stock from entities controlled by Raymond H. Losi, a co-founder of the Company, and other members of the Losi family, for $9.2 million, or $5.50 per share (the "Transaction"). The Losi family interests continue to hold approximately 32 percent of the Company's outstanding shares.

      In connection with the Transaction, Mark S. Siegel and Randall L. Bishop of Remy have been appointed to the Company's Board of Directors. Mr. Siegel will assume the position of Chairman of the Board, succeeding Raymond H. Losi who will continue to serve as a director. Raymond H. Losi, II, who was not among the selling shareholders and continues to beneficially own 22 percent of the Company's outstanding stock, was elected Chief Executive Officer, and retains the titles and responsibilities of President and Chief Operating Officer. As part of the Transaction, Gerald I. Boyce, Barbara Losi and Marvin G. Murphy resigned as directors.

     In accordance with the terms of the Transaction, the Company entered into consulting agreements with each of Raymond H. Losi and Remy (the "Consulting Agreements"), pursuant to which Raymond H. Losi and Remy will each act as independent consultants for a period of two years. As compensation under the Consulting Agreements, Remy is to receive warrants to purchase 400,000 shares of the Company's Common Stock at a price of $5.10 per share (the "Warrant Share Price") and Raymond H. Losi is to receive a fee of $100,000 per year, other perquisites and warrants to purchase 200,000 shares of the Company's Common Stock at the Warrant Share Price. The warrants issued to Raymond H. Losi, as well as warrants to purchase 100,000 shares of the Company's Common Stock at the Warrant Share Price that were issued to Raymond H. Losi, II in accordance with the Transaction (together, the "Warrants"), were issued by the Company in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. In accordance with the terms of the Transaction, the Company also granted certain registration rights to each of Remy and Raymond H. Losi, II.

      Also in connection with the Transaction, a Voting Rights Agreement was entered into among entities controlled by the Losi Family that hold Common Stock of the Company (the "Losi Entities") and Remy (the "Voting Rights Agreement") pursuant to which the parties agreed to the procedures the parties would follow in nominating and voting for directors of the Company. Subject to certain adjustments in the event that the holdings of Common Stock of Remy, on one hand, or the Losi Entities, on the other hand, decline to certain levels, the Voting Rights Agreement stipulates that, beginning in 1998, at each annual meeting of the Company, the parties will vote the shares of Common Stock of the Company owned by them for six directors, of which two directors shall be nominated by Remy, two directors shall be nominated by the Losi Entities and two independent directors shall be agreed to by the Losi Entities and Remy.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) EXHIBITS. The following exhibits accompany this Report:

      EXHIBIT
      NUMBER                        EXHIBIT DESCRIPTION

      10.1 Stock Purchase Agreement dated November 18, 1997, by and between Remy Capital Partners IV, L.P., The RHL Limited Partnership, EML Enterprises, L.P. and The BL 1995 Limited Partnership.

      10.2 Registration Rights Agreement dated November 18, 1997, by and among Variflex, Inc., Remy Capital Partners IV, L.P. and Raymond H. Losi, II.

      10.3          Voting  Agreement  dated  November  18,  1997,  by and among
                    Raymond H. Losi, Raymond H. Losi, II, Raymond H. Losi, as Trustee of the 1989 Raymond H. Losi Revocable Trust under Declaration of Trust dated January 23, 1989, Losi Enterprises Limited Partnership, Raymond H. Losi, II and Kathy Losi, as Co-Trustees of the Jay and Kathy Losi Revocable Trust dated January 1, 1989, EML Enterprises, L.P., Eileen Losi, as Trustee of the Eileen Losi Revocable Trust under Declaration of Trust dated October 13, 1993, Barbara Losi, as Trustee of the 1989 Barbara Losi Revocable Trust under Declaration of Trust dated January 31, 1989, The BL 1995 Limited Partnership, Raymond H. Losi, as Trustee of the Diane K. Losi Trust and Remy Capital Partners IV, L.P.

      10.4 Warrant to purchase Variflex, Inc. Common Stock issued to Remy Capital Partners IV, L.P.

      10.5          Warrant to purchase  Variflex,  Inc.  Common Stock issued to
                    Raymond H.
                    Losi.

      10.6 Warrant to purchase Variflex, Inc. Common Stock issued to Raymond H. Losi, II.

      10.7 Consulting Agreement dated November 18, 1997, by and between Variflex, Inc. and Remy Capital Partners IV, L.P.

      10.8 Consulting Agreement dated November 18, 1997, by and between Variflex, Inc. and Raymond H. Losi.

      99.1 News Release dated November 19, 1997, announcing that Remy Capital Partners IV, L.P., acquired approximately 28 percent of the Company's common stock through a purchase from Raymond H. Losi and other members of the Losi family, and that Mark S. Siegal and Randall L. Bishop had been appointed to the Company's Board of Directors and that Gerald I.
                    Boyce, Barbara Losi and Marvin G. Murphy resigned as directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VARIFLEX, INC.



                                            By: /S/ RAYMOND H. LOSI II
                                                ---------------------------
                                                Raymond H. Losi II
                                                President (Principal Executive
                                                  Officer)


Date:  November 26, 1997

                                INDEX TO EXHIBITS
    EXHIBIT                                                     SEQUENTIALLY
    NUMBER              DESCRIPTION OF EXHIBIT                  NUMBERED PAGE

     10.1      Stock Purchase Agreement dated November 18,
               1997, by and between Remy Capital Partners IV,
               L.P., The RHL Limited Partnership, EML
               Enterprises, L.P. and The BL 1995 Limited
               Partnership.

     10.2      Registration Rights Agreement dated
               November 18, 1997, by and among Variflex,
               Inc., Remy Capital Partners IV, L.P. and
               Raymond H. Losi, II.

     10.3 Voting Agreement dated November 18, 1997, by and among Raymond H. Losi, Raymond H. Losi, II, Raymond H. Losi, as Trustee of the
               1989 Raymond H. Losi Revocable  Trust under
               Declaration of Trust dated January 23, 1989,
               Losi  Enterprises  Limited  Partnership,
               Raymond H. Losi, II and Kathy Losi, as Co-
               Trustees of the Jay and Kathy Losi Revocable
               Trust dated January 1, 1989, EML Enterprises, L.P., Eileen Losi, as Trustee of the Eileen Losi Revocable Trust under Declaration of Trust dated October 13, 1993, Barbara Losi, as Trustee of the 1989 Barbara Losi Revocable Trust under Declaration of Trust dated January 31, 1989, The BL 1995 Limited Partnership, Raymond H. Losi, as Trustee of the Diane K. Losi Trust and Remy Capital Partners IV, L.P.

     10.4      Warrant to purchase  Variflex, Inc. Common
               Stock issued to Remy Capital Partners IV, L.P.

     10.5      Warrant to purchase Variflex, Inc. Common
               Stock issued to Raymond H. Losi.

     10.6      Warrant to purchase Variflex, Inc. Common
               Stock issued to Raymond H. Losi, II.

     10.7      Consulting  Agreement dated November 18,
               1997, by and between Variflex, Inc. and
               Remy Capital Partners IV, L.P.

     10.8      Consulting  Agreement dated November 18,
               1997, by and between Variflex, Inc. and
               Raymond H. Losi.

     99.1      News Release dated November 19, 1997,
               announcing  that Remy Capital Partners IV,
               L.P., acquired approximately 28 percent of the Company's common stock through a purchase from Raymond H. Losi and other members of the Losi family, and that Mark S. Siegal and Randall L. Bishop had been appointed to the Company's Board of Directors and that Gerald I. Boyce, Barbara
               Losi and Marvin G. Murphy resigned as directors.